UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 23, 2005

(Date of Earliest Event Reported: March 17, 2005)

MTC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49890	02-0593816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4032 Linden Avenue, Dayton, Ohio	45432
(Address Of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area Code: (937) 252-9199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 17, 2005, Stephen T. Catanzarita, age 49, Vice President of Finance and Controller, assumed the role of Principal Accounting Officer of MTC Technologies, Inc., a Delaware corporation. From 1981 until the time he joined us, Mr. Catanzarita served as Senior Corporate Vice President and in various financial roles for the worldwide operations of ManTech International Corporation, Inc., a publicly traded U.S. government provider of technologies and solutions for mission-critical national security programs supporting the Department of Defense, the Intelligence Community, the Department of State, the Department of Justice and the Department of Homeland Security. These financial roles included Chief Financial Officer for PRAXA, Ltd., an Australian subsidiary, Vice President of Finance and Corporate Controller, and Deputy Controller. He will hold his office until a successor is selected and qualified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2005

MTC TECHNOLOGIES, INC.

By:	/s/ Michael Gearhardt
Michael Gearhardt
Chief Financial Officer

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